Exhibit 10.1

AMENDMENT

Lionbridge Technologies Holdings, B.V. (“LTBV”) and Morgan Stanley Venture Capital Fund II Annex, L.P. and Morgan Stanley Venture Investors Annex, L.P., (collectively, “Morgan”), amend the Senior Subordinated Promissory Note issued by LTBV to Morgan on March 9, 1999 by changing the payment date reflected therein to August 12, 2003.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or duly authorized representatives as of the 29th day of July, 2003.

MORGAN STANLEY VENTURE CAPITAL FUND II ANNEX, L.P.

By: Morgan Stanley Venture Partners II, L.P., its General Partner

By: Morgan Stanley Venture Capital II, Inc., its Managing General Partner

By: /s/ Debra Abramovitz

MORGAN STANLEY VENTURE INVESTORS ANNEX, L.P.

By: Morgan Stanley Venture Partners II, L.P., its General Partner

By: Morgan Stanley Venture Capital II, Inc., its Managing General Partner

By: /s/ Debra Abramovitz

LIONBRIDGE TECHNOLOGIES HOLDINGS, B.V.

By: /s/ David W. Dahn

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